                                GROWTH PORTFOLIO
                                NEUBERGER&BERMAN
                           ADVISERS MANAGEMENT TRUST

                                 ANNUAL REPORT
                               DECEMBER 31, 1997

                                                                    NBAMT0221297

PORTFOLIO MANAGERS' COMMENTARY
Neuberger&Berman Advisers Management Trust                     December 31, 1997
--------------------------------------------------------------------------------
          AMT Growth Portfolio
   PORTFOLIO    CO-MANAGERS    JENNIFER    SILVER   AND    BROOKE    COBB   LOVE
SURPRISES -- POSITIVE EARNINGS SURPRISES THAT IS. THEIR RESEARCH REVEALS THAT THE STOCKS OF COMPANIES CONSISTENTLY EXCEEDING CONSENSUS EARNINGS ESTIMATES HAVE TENDED TO BE TERRIFIC PERFORMERS. THEY COMPUTER SCREEN THE MID-CAP GROWTH STOCK UNIVERSE TO ISOLATE STOCKS WHOSE MOST RECENT EARNINGS HAVE BEATEN THE STREET'S EXPECTATIONS. THEY THEN ROLL UP THEIR SLEEVES, AND THROUGH DILIGENT FUNDAMENTAL RESEARCH, STRIVE TO IDENTIFY THOSE COMPANIES MOST LIKELY TO RECORD A STRING OF POSITIVE EARNINGS SURPRISES. THEIR GOAL IS TO INVEST TODAY IN THE FAST GROWING MID-SIZED COMPANIES THAT WILL COMPRISE TOMORROW'S FORTUNE 500.
   As reflected in the S&P "500" Index's* 33.32% gain (including reinvestment of dividends), 1997 was another great year for large-cap stocks. It was a good year for mid-cap growth stocks, with the Russell Midcap-TM- Growth Index returning 22.54%.
   Since we took over management of the Portfolio in mid-July, this is our first opportunity to directly address the shareholders. Consequently, we thought it important to describe our investment discipline in some detail. Let us begin by saying we are growth stock investors in the purest sense of the term. We want to own the stocks of companies that are growing earnings faster than the average American business and ideally, faster than the competitors in their respective industries. We are particularly biased towards companies that consistently beat consensus earnings estimates. Our research has revealed that stocks whose earnings consistently exceed expectations offered greater potential for long-term capital appreciation.
   We focus our research efforts on mid-cap stocks in new and/or rapidly evolving industries. The mid-cap growth sector is less widely followed by Wall Street analysts and therefore, less efficient than the large-cap stock market. By operating in the mid-cap arena, we believe we are likely to identify more of our brand of growth stock opportunities. Considering the currently high valuations of large-cap growth stocks relative to mid-cap stocks with comparable or in many cases, better earnings growth potential, we believe the portfolio is particularly well positioned in today's market.
   Let us once again emphasize we are growth stock investors. But there is a value component to our discipline as well. Although the Portfolio may purchase securities at higher multiples to measures of economic value than other portfolios of the Advisers Management Trust, the kind of fast-growth companies we favor generally trade at what we believe to be very reasonable multiples relative to projected annual earnings growth rates. Given the choice between two good companies with comparable earnings growth rates, we will select the one trading at the lower multiple to earnings growth.
   We are dispassionate sellers. If a stock does not live up to our earnings expectations or its valuation becomes excessive, we will sell and direct the assets to another more attractive opportunity. We will maintain a broadly diversified portfolio rather than heavily concentrating our holdings in just a few of the fastest growing industry groups.
   Now that we have detailed our discipline, some comments on the market are appropriate. Although mid-cap stocks have a superior long term performance record, they have lagged large-cap stocks in recent years. Will this continue? We don't know. However, on a fundamental basis, mid-cap stocks appear quite inexpensive relative to their large-cap counterparts. Currently, the S&P "500" is trading at approximately two times its projected five-year earnings growth rate. The portfolio presently trades at only one time its projected five-year earnings growth rate. One could argue that large-cap stocks deserve this price/earnings growth rate premium because they have been growing earnings faster than mid-cap stocks. In recent years, there is some validity to this argument. Going forward, we believe it will be called into question. To wit: based on consensus earnings estimates from First Call (an independent research firm that compiles and distributes Wall Street earnings estimates), S&P "500" earnings are expected to grow 7% in calendar 1998 and 10% annually over the next five years. Also based on First Call, our portfolio holdings are projected to grow earnings by 25% in calendar 1998 and 21% annually over the next five years.
   Of course, consensus earnings estimates do not always translate into earnings realities. With justifiable uncertainty over the impact of Asian economic woes on the earnings prospects for many American companies, consensus estimates may prove particularly unreliable in the year ahead. Since taking over management of the Portfolio in mid-July, we have eliminated what we saw as richly priced large-cap stocks in the banking and drug industries -- strong performers in first half 1997 -- and replaced them with fundamentally less expensive mid-cap growth companies. We also purged commodity oriented technology companies that we believed vulnerable on the earnings front. We are emphasizing companies with proprietary products, cost advantages, profit margins that can be maintained without price increases, and geographical diversification. We are particularly disposed to companies with productivity enhancing products, where we expect to continue to see strong demand in today's tight labor market. We believe these are the kinds of companies most likely to meet or exceed earnings projections in this somewhat unsettled economic environment.
   Perhaps the best way to demonstrate our investment discipline in action is to discuss several portfolio holdings at year end 1997. Be aware that we may change our opinion on these and other portfolio holdings and may sell them at any time.
   Dura Pharmaceuticals is a mid-sized drug company with a diversified line of profitable drug products. The company also has approximately $400 million in cash (roughly $10 per share), which it can use to fund acquisitions of other pharmaceutical products. Finally, Dura has developed a new drug delivery system, Spiros-TM-, for the treatment of asthma, which could be a real blockbuster product and eventually represent 50% of the company's sales. The stock currently trades at 32 times our 1998 earnings estimate -- a nice discount to our 40% annual earnings growth rate projections. If the company can add to its product line through acquisition and Spiros lives up to its potential, earnings could grow materially faster than consensus estimates. In comparison, Pfizer, admittedly a great company, trades at 37 times consensus earnings estimates and over two times its projected 16% annual earnings growth rate. On a relative fundamental basis, we believe Dura Phamaceuticals is a real growth-oriented bargain.
   CIENA Corporation makes systems that allow an optical fiber to carry 16 times the current capacity of data, graphic and voice information without requiring significant equipment upgrades. These are products that should be in great demand as telephone companies compete with cable television operators to increase digital transmission capacity. The company is the technology and market share leader in this business, which is expected to grow from $0 in 1996 to over $4 billion by 2001. CIENA reported third quarter 1997 earnings that tripled consensus estimates. Although earnings estimates were revised upward following this very pleasant third quarter surprise, we still think they are low, particularly if CIENA can close on contracts it has been working on with AT&T and several of the Regional Bell Operating Companies -- in the opinion of our research department and others on Wall Street, a reasonable proposition. At 38 times 1998 earnings estimates, the stock doesn't look cheap. But, that's less than one time our 60% annual five-year earnings growth rate projections -- in our eyes, a very compelling fundamental value.
   In closing, 1997 was a transition year in the management of the AMT Growth Portfolio. We believe the timing of the change in management will prove advantageous. We enjoyed very strong performance from large-cap growth companies in first half 1997. We have replaced them with, in our opinion, more reasonably valued mid-cap companies with better future earnings growth prospects. We believe our portfolio is well positioned to take advantage of what we think will be a more favorable outlook for mid-cap growth stocks in the year ahead.

Sincerely,

   [/S/ JENNIFER K. SILVER]               [/S/ BROOKE A. COBB]

Jennifer K. Silver and Brooke A. Cobb
PORTFOLIO CO-MANAGERS

*The  S&P  "500"  Index  is  an  unmanaged  index  generally  considered  to  be representative of stock market activity. The Russell Midcap Growth Index measures the performance of those Russell Midcap-TM- Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000-Registered Trademark- Index, which represents approximately 35% of the total market capitalization of the Russell 1000 Index (which in turn, consists of the 1,000 largest U.S. companies, based on market capitalization). Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and that individuals cannot invest directly in any index. Data about the performance of these indices are prepared or obtained by Neuberger&Berman Management Inc.-Registered Trademark- and include reinvestment of all dividend and capital gain distributions. The Portfolio invests in many securities not included in the above described indices.

 The composition, industries and holdings of the Portfolio are subject to change. The Portfolio is invested in a wide array of securities and no single holding makes up more than a small fraction of its total assets.

COMPARISON OF A $10,000 INVESTMENT
Neuberger&Berman Advisers Management Trust                     December 31, 1997
--------------------------------------------------------------------------------
          Growth Portfolio

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

AVERAGE ANNUAL TOTAL RETURN (1)
                                                                     RUSSELL MIDCAP -TM-
                                 GROWTH PORTFOLIO   S&P "500" (2)       GROWTH INDEX
1 Year                                     +29.01%         +33.32%                +22.54%
5 Year                                     +13.48%         +20.22%                +15.98%
10 Year                                    +14.88%         +18.00%                +16.80%
Life of Fund                               +13.95%         +17.89%                     NA
                                  Growth Portfolio       S&P "500"         Russell Midcap
                                                                          Growth Index(2)
1987                                      $ 10,000        $ 10,000               $ 10,000
1988                                      $ 12,597        $ 11,650               $ 11,292
1989                                      $ 16,310        $ 15,330               $ 14,848
1990                                      $ 14,974        $ 14,852               $ 14,086
1991                                      $ 19,426        $ 19,358               $ 20,710
1992                                      $ 21,280        $ 20,831               $ 22,515
1993                                      $ 22,725        $ 22,921               $ 25,035
1994                                      $ 21,591        $ 23,232               $ 24,493
1995                                      $ 28,441        $ 31,931               $ 32,815
1996                                      $ 31,041        $ 39,243               $ 38,550
1997                                      $ 40,045        $ 52,317               $ 47,240

   The inception date of Neuberger&Berman Advisers Management Trust Growth Portfolio-SM- (the "Fund") is 9/10/84.

1. "Total Return" includes reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not guarantee future results. The value of an investment in the Fund and the return on the investment both will fluctuate, and redemption proceeds may be higher or lower than an investor's original cost.

2. Before July 1997, AMT Growth Investments-SM- (the "Series") was managed using a "growth at a reasonable price" investment approach. Under this blended value and growth approach, the Portfolio Manager purchased securities of small-, medium-, and large-capitalization companies that he believed offered greater potential for long-term capital appreciation, in most cases at prices reflecting relatively higher multiples to measures of economic value (such as earnings or cash flow) compared to securities purchased by other Neuberger&Berman funds.

In July 1997, growth-style Managers Jennifer Silver and Brooke Cobb joined Neuberger&Berman Management Inc. and assumed responsibility for the Series. Ms. Silver now heads Neuberger&Berman, LLC's new Growth Equity Group in Boston. The Series is now managed using a growth-oriented investment approach. True to this new approach, the Managers seek securities of companies that are growing earnings faster than the average American business, and ideally, faster than competitors in their respective industries. In return for this perceived higher earnings growth potential, the Managers are willing to pay a higher absolute multiple for these securities. They do so because they believe these stocks offer greater potential for long-term capital appreciation. Moreover, while the Series can still invest in securities of small-, medium-, and large-cap companies, the Managers currently intend to focus on the securities of medium-cap companies.

The S&P "500" Index is an unmanaged index generally considered to be representative of overall stock market activity. The Russell Midcap-TM- Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represents approximately 35% of the total market capitalization of the Russell 1000 Index (which, in turn, consists of the 1,000 largest U.S. companies, based on market capitalization). The Russell Midcap Growth Index measures the performance of those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values.

Therefore, the Series prior to July 1997 was appropriately compared to the S&P "500" Index as a benchmark. However, with its focus on medium-cap growth stocks, the Series is more appropriately compared to the Russell Midcap Growth Index as a benchmark.

Neuberger&Berman Advisers Management Trust                     December 31, 1997
--------------------------------------------------------------------------------
          Growth Portfolio

Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and that individuals cannot invest directly in any index. Data about the performance of these indices are prepared or obtained by Neuberger&Berman Management Inc. and include reinvestment of all dividends and capital gain distributions. The Series invests in many securities not included in the above-described indices.

Performance data are historical and include changes in share price and reinvestment of dividends and capital gain distributions. Performance numbers are net of all Fund operating expenses, but do not include any insurance charges or other expenses imposed by your insurance company's variable annuity or variable life insurance policy. If this performance information included the effect of the insurance charges and other expenses, performance numbers would be lower.

STATEMENT OF ASSETS AND LIABILITIES
Neuberger&Berman Advisers Management Trust
--------------------------------------------------------------------------------
          Growth Portfolio

                                                                        December 31,
                                                                            1997
                                                                        -------------
ASSETS
      Investment in Series, at value (Note A)                           $586,426,676
      Receivable for Trust shares sold                                       214,329
                                                                        -------------
                                                                         586,641,005
                                                                        -------------
LIABILITIES
      Payable for Trust shares redeemed                                    2,747,481
      Payable to administrator (Note B)                                      143,350
      Accrued expenses                                                        37,816
                                                                        -------------
                                                                           2,928,647
                                                                        -------------
NET ASSETS at value                                                     $583,712,358
                                                                        -------------

NET ASSETS consist of:
      Par value                                                         $     19,111
      Paid-in capital in excess of par value                             347,733,155
      Accumulated net realized gains on investment                       152,102,608
      Net unrealized appreciation in value of investment                  83,857,484
                                                                        -------------
NET ASSETS at value                                                     $583,712,358
                                                                        -------------

SHARES OUTSTANDING
      ($.001 par value; unlimited shares authorized)                      19,110,695
                                                                        -------------

NET ASSET VALUE, offering and redemption price per share                      $30.54
                                                                        -------------

SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS
Neuberger&Berman Advisers Management Trust
--------------------------------------------------------------------------------
          Growth Portfolio

                                                                           For the
                                                                         Year Ended
                                                                        December 31,
                                                                            1997
                                                                        -------------
INVESTMENT INCOME
    Investment income from Series (Note A)                              $  5,058,055
                                                                        -------------
    Expenses:
      Administration fee (Note B)                                          1,930,638
      Shareholder reports                                                     45,964
      Legal fees                                                              40,391
      Trustees' fees and expenses                                             28,020
      Custodian fees                                                          10,000
      Auditing fees                                                            5,357
      Miscellaneous                                                            3,644
      Expenses from Series (Notes A & B)                                   3,720,692
                                                                        -------------
        Total expenses                                                     5,784,706
      Expenses reduced by custodian fee expense offset arrangement
       (Note B)                                                               (1,118)
                                                                        -------------
        Total net expenses                                                 5,783,588
                                                                        -------------
        Net investment loss                                                 (725,533)
                                                                        -------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS FROM SERIES (NOTE A)
    Net realized gain on investment securities                           153,191,649
    Change in net unrealized appreciation of investment securities         3,903,917
                                                                        -------------
        Net gain on investments from Series (Note A)                     157,095,566
                                                                        -------------
        Net increase in net assets resulting from operations            $156,370,033
                                                                        -------------

SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF CHANGES IN NET ASSETS
Neuberger&Berman Advisers Management Trust
--------------------------------------------------------------------------------
          Growth Portfolio

                                                                                Year Ended
                                                                               December 31,
                                                                            1997          1996
                                                                        --------------------------
INCREASE (DECREASE) IN NET ASSETS:

FROM OPERATIONS:
    Net investment loss                                                 $   (725,533) $ (1,677,914)
    Net realized gain on investments from Series (Note A)                153,191,649    51,132,307
    Change in net unrealized appreciation of investments from Series
     (Note A)                                                              3,903,917    (2,450,589)
                                                                        --------------------------
    Net increase in net assets resulting from operations                 156,370,033    47,003,804
                                                                        --------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income                                                         --      (208,432)
    Net realized gain on investments                                     (49,277,630)  (48,772,973)
                                                                        --------------------------
    Total distributions to shareholders                                  (49,277,630)  (48,981,405)
                                                                        --------------------------
FROM TRUST SHARE TRANSACTIONS:
    Proceeds from shares sold                                            223,605,310   216,117,604
    Proceeds from reinvestment of dividends and distributions             49,277,630    48,981,405
    Payments for shares redeemed                                        (362,613,832) (234,592,420)
                                                                        --------------------------
    Net increase (decrease) from Trust share transactions                (89,730,892)   30,506,589
                                                                        --------------------------
NET INCREASE IN NET ASSETS                                                17,361,511    28,528,988
NET ASSETS:
    Beginning of year                                                    566,350,847   537,821,859
                                                                        --------------------------
    End of year                                                         $583,712,358  $566,350,847
                                                                        --------------------------
    Accumulated undistributed net investment income at end of year      $         --  $         --
                                                                        --------------------------

NUMBER OF TRUST SHARES:
    Sold                                                                   7,977,685     8,632,606
    Issued on reinvestment of dividends and distributions                  1,931,696     1,975,853
    Redeemed                                                             (12,770,875)   (9,433,775)
                                                                        --------------------------
    Net increase (decrease) in shares outstanding                         (2,861,494)    1,174,684
                                                                        --------------------------

SEE NOTES TO FINANCIAL STATEMENTS

NOTES TO FINANCIAL STATEMENTS
Neuberger&Berman Advisers Management Trust                     December 31, 1997
--------------------------------------------------------------------------------
          Growth Portfolio

NOTE A -- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:
1) GENERAL: Growth Portfolio (the "Fund") is a separate operating series of Neuberger&Berman Advisers Management Trust (the "Trust"), a Delaware business trust organized pursuant to a Trust Instrument dated May 23, 1994. The Trust is currently comprised of eight separate operating series (the "Funds"). The Trust is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended, and its shares are registered under the Securities Act of 1933, as amended. The trustees of the Trust may establish additional series or classes of shares without the approval of shareholders.
      The assets of each fund belong only to that fund, and the liabilities of each fund are borne solely by that fund and no other.
      The Fund seeks to achieve its investment objective by investing all of its net investable assets in AMT Growth Investments, a series of Advisers Managers Trust (the "Series") having the same investment objective and policies as the Fund. The value of the Fund's investment in the Series reflects the Fund's proportionate interest in the net assets of the Series (100% at December 31, 1997). The performance of the Fund is directly affected by the performance of the Series. The financial statements of the Series, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.
2) PORTFOLIO VALUATION: The Fund records its investment in the Series at value. Investment securities held by the Series are valued by Advisers Managers Trust as indicated in the notes following the Series' Schedule of Investments.
3) FEDERAL INCOME TAXES: The Fund and the other series of the Trust are treated as separate entities for Federal income tax purposes. It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of investment company taxable income and net capital gains (after reduction for any amounts available for Federal income tax purposes as capital loss carryforwards) sufficient to relieve it from all, or substantially all, Federal income taxes. Accordingly, the Fund paid no Federal income taxes and no provision for Federal income taxes was required.
4) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: The Fund earns income, net of Series expenses, daily on its investment in the Series. Income dividends and distributions from net realized capital gains, if any, are normally distributed in February. Income dividends and capital gain distributions to shareholders are recorded on the ex-dividend date. To the extent the Fund's net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of the Fund not to distribute such gains.
      The Fund distinguishes between dividends on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains.
5) EXPENSE ALLOCATION: Expenses directly attributable to a fund are charged to that fund. Expenses not directly attributed to a fund are allocated, on the basis of relative net assets, to each of the funds of the Trust.

Neuberger&Berman Advisers Management Trust                     December 31, 1997
--------------------------------------------------------------------------------
          Growth Portfolio

6) OTHER: All net investment income and realized and unrealized capital gains and losses of the Series are allocated pro rata among the Fund and any other investors in the Series.

NOTE B -- ADMINISTRATION FEES, DISTRIBUTION ARRANGEMENTS, AND OTHER TRANSACTIONS
          WITH AFFILIATES:
   Fund shares are issued and redeemed in connection with investments in and payments under certain variable annuity contracts and variable life insurance policies issued through separate accounts of life insurance companies.
   The Fund retains Neuberger&Berman Management Incorporated ("N&B Management") as its administrator under an Administration Agreement ("Agreement") dated as of May 1, 1995. Pursuant to this Agreement the Fund pays N&B Management an administration fee at the annual rate of .30% of the Fund's average daily net assets. The Fund indirectly pays for investment management services through its investment in the Series (see Note B of Notes to Financial Statements of the Series).
   Effective May 1, 1995, the trustees of the Trust adopted a non-fee distribution plan for each series of the Trust.
   N&B Management has voluntarily undertaken to limit the Fund's expenses by reimbursing the Fund for its operating expenses and its pro rata share of its Series' operating expenses (excluding the fees payable to N&B Management, interest, taxes, brokerage commissions, extraordinary expenses, and transaction costs) which exceed, in the aggregate, 1% per annum of the Fund's average daily net assets. This undertaking is subject to termination by N&B Management upon at least 60 days' prior written notice to the Fund. For the year ended December 31, 1997, no reimbursement to the Fund was required.
   All of the capital stock of N&B Management is owned by individuals who are also principals of Neuberger& Berman, LLC ("Neuberger"), a member firm of The New York Stock Exchange and sub-adviser to the Series. Several individuals who are officers and/or trustees of the Trust are also principals of Neuberger and/or officers and/ or directors of N&B Management.
   The Series has an expense offset arrangement in connection with its custodian contract. The impact of this arrangement, reflected in the Statement of Operations under the caption Expenses from Series, was a reduction of $1,118.

NOTE C -- INVESTMENT TRANSACTIONS:
   During the year ended December 31, 1997, additions and reductions in the Fund's investment in its Series amounted to $186,375,318 and $327,021,324, respectively.

FINANCIAL HIGHLIGHTS
Neuberger&Berman Advisers Management Trust
--------------------------------------------------------------------------------
          Growth Portfolio
   The following table includes selected data for a share outstanding throughout each year and other performance information derived from the Financial Statements. It should be read in conjunction with its Series' Financial Statements and notes thereto.(1)

                                                                        Year Ended December 31,
                                          1997(2)   1996(2)   1995(2)    1994    1993    1992    1991    1990    1989    1988
                                          ------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year        $25.78    $25.86    $20.31    $24.28  $23.27  $21.47  $16.82  $20.28  $16.20  $12.86
                                          ------------------------------------------------------------------------------------
Income From Investment Operations
    Net Investment Income (Loss)            (.03)     (.07)      .01       .07     .13     .21     .31     .43     .43     .32
    Net Gains or Losses on Securities
     (both realized and unrealized)         7.06      2.34      6.26     (1.11)   1.42    1.82    4.64   (2.04)   4.24    3.02
                                          ------------------------------------------------------------------------------------
      Total From Investment Operations      7.03      2.27      6.27     (1.04)   1.55    2.03    4.95   (1.61)   4.67    3.34
                                          ------------------------------------------------------------------------------------
Less Distributions
    Dividends (from net investment
     income)                                  --      (.01)     (.05)     (.12)   (.17)   (.23)   (.30)   (.29)   (.27)     --
    Distributions (from net capital
     gains)                                (2.27)    (2.34)     (.67)    (2.81)   (.37)     --      --   (1.56)   (.32)     --
                                          ------------------------------------------------------------------------------------
      Total Distributions                  (2.27)    (2.35)     (.72)    (2.93)   (.54)   (.23)   (.30)  (1.85)   (.59)     --
                                          ------------------------------------------------------------------------------------
Net Asset Value, End of Year              $30.54    $25.78    $25.86    $20.31  $24.28  $23.27  $21.47  $16.82  $20.28  $16.20
                                          ------------------------------------------------------------------------------------
Total Return(3)                           +29.01%    +9.14%   +31.73%    -4.99%  +6.79%  +9.54% +29.73%  -8.19% +29.47% +25.97%
                                          ------------------------------------------------------------------------------------
Ratios/Supplemental Data
    Net Assets, End of Year (in
     millions)                            $583.7    $566.4    $537.8    $369.3  $366.5  $304.8  $228.9  $118.8   $92.8   $48.7
                                          ------------------------------------------------------------------------------------
    Ratio of Gross Expenses to Average
     Net Assets(4)                           .90%      .92%      .90%       --      --      --      --      --      --      --
                                          ------------------------------------------------------------------------------------
    Ratio of Net Expenses to Average Net
     Assets                                  .90%      .92%      .90%      .84%    .81%    .82%    .86%    .91%    .97%    .92%
                                          ------------------------------------------------------------------------------------
    Ratio of Net Investment Income
     (Loss) to Average Net Assets           (.11%)    (.30%)     .04%      .26%    .52%    .92%   1.43%   2.12%   2.10%   2.12%
                                          ------------------------------------------------------------------------------------
    Portfolio Turnover Rate(5)                --        --         9%       46%     92%     63%     57%     76%    105%     95%
                                          ------------------------------------------------------------------------------------

 SEE NOTES TO FINANCIAL HIGHLIGHTS

NOTES TO FINANCIAL HIGHLIGHTS
Neuberger&Berman Advisers Management Trust                     December 31, 1997
--------------------------------------------------------------------------------
          Growth Portfolio
1) The per share amounts which are shown have been computed based on the average number of shares outstanding during each fiscal period.
2) The per share amounts and ratios which are shown reflect income and expenses, including the Fund's proportionate share of the Series' income and expenses.
3) Total return based on per share net asset value reflects the effects of changes in net asset value on the performance of the Fund during each fiscal period and assumes dividends and other distributions, if any, were reinvested. Results represent past performance and do not guarantee future results. Investment returns and principal may fluctuate and shares when redeemed may be worth more or less than original cost. The total return information shown does not reflect charges and other expenses that apply to the separate account or the related insurance policies, and the inclusion of these charges and other expenses would reduce the total return figures for all fiscal periods shown.
4) For fiscal periods ending after September 1, 1995, the Fund is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements.
5) The Fund transferred all of its investment securities into its Series on April 28, 1995. After that date the Fund invested only in its Series, and that Series, rather than the Fund, engaged in securities transactions. Therefore, after that date the Fund had no portfolio turnover rate. Portfolio turnover rates for periods ending after April 28, 1995, are included in the Financial Highlights of AMT Growth Investments, which appear elsewhere in this report.

REPORT OF ERNST & YOUNG LLP,
INDEPENDENT AUDITORS

To the Board of Trustees of
Neuberger&Berman Advisers Management Trust and
Shareholders of Growth Portfolio

   We have audited the accompanying statement of assets and liabilities of Growth Portfolio, one of the series comprising Neuberger&Berman Advisers Management Trust (the "Trust"), as of December 31, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Growth Portfolio of Neuberger&Berman Advisers Management Trust at December 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with generally accepted accounting principles.

                                                           /s/ ERNST & YOUNG LLP

Boston, Massachusetts
January 26, 1998

SCHEDULE OF INVESTMENTS
Advisers Managers Trust                                        December 31, 1997

--------------------------------------------------------------------------------
          AMT Growth Investments

  Number                                       Market
of Shares                                     Value(1)
----------                                  ------------
            COMMON STOCKS (94.6%)
BASIC MATERIALS (2.0%)
   145,200  Cytec Industries                $  6,815,325(2)
   289,900  NS Group                           4,964,537(2)
                                            ------------
                                              11,779,862
                                            ------------
CAPITAL GOODS (4.5%)
   464,800  Corporate Express                  5,984,300(2)
   454,600  Philip Services                    6,534,875(2)
   160,900  U.S. Filter                        4,816,944(2)
   232,900  USA Waste Services                 9,141,325(2)
                                            ------------
                                              26,477,444
                                            ------------
COMMUNICATIONS (2.1%)
   134,500  CIENA Corp.                        8,221,312(2)
   180,600  RSL Communications                 3,973,200(2)
                                            ------------
                                              12,194,512
                                            ------------
CONSUMER CYCLICALS (18.7%)
   124,700  American Skiing                    1,854,912(2)
   332,400  Authentic Fitness                  6,128,625
   192,700  Cendant Corp.                      6,624,063(2)
   213,500  Costco Cos.                        9,527,438(2)
    81,200  Dollar Thrifty                     1,664,600(2)
    86,700  GTECH Holdings                     2,768,981(2)
   238,200  Hayes Lemmerz International        6,669,600(2)
   124,000  HON INDUSTRIES                     7,316,000
   160,900  Outdoor Systems                    6,174,537(2)
   279,123  Promus Hotel                      11,723,145(2)
   231,950  Robert Half International          9,278,000(2)
   448,200  Staples Inc.                      12,437,550(2)
   139,900  Sylvan Learning Systems            5,456,100(2)
   160,000  Tiffany & Co.                      5,770,000
   339,000  TJX Cos.                          11,653,125
   226,800  Viking Office Products             4,947,075(2)
                                            ------------
                                             109,993,751
                                            ------------
CONSUMER STAPLES (13.7%)
   137,000  Cardinal Health                   10,292,125
   164,100  Chancellor Media                  12,245,963(2)

  Number                                       Market
of Shares                                     Value(1)
----------                                  ------------
   150,200  Cheesecake Factory              $  4,581,100(2)
   328,900  CKE Restaurants                   13,854,913
   310,800  Comcast Corp. Class A Special      9,809,625
   159,800  Estee Lauder                       8,219,712
   446,100  General Nutrition                 15,167,400(2)
   202,300  Rexall Sundown                     6,106,931(2)
                                            ------------
                                              80,277,769
                                            ------------
ENERGY (7.7%)
   115,600  BJ Services                        8,315,975(2)
   263,500  Enron Oil & Gas                    5,582,906
   294,800  Noble Drilling                     9,028,250(2)
   222,000  Oryx Energy                        5,661,000(2)
   243,000  Seagull Energy                     5,011,875(2)
   201,800  The Williams Cos.                  5,726,075
   105,700  Tidewater Inc.                     5,826,713
                                            ------------
                                              45,152,794
                                            ------------
FINANCIAL SERVICES (14.8%)
   114,200  ACE Ltd.                          11,020,300
   166,900  Bear Stearns                       7,927,750
   144,600  Equitable Cos.                     7,193,850
   150,400  EXEL Ltd.                          9,531,600
   208,100  Finova Group                      10,339,969
   176,700  FIRSTPLUS Financial Group          6,780,863(2)
   105,700  GreenPoint Financial               7,669,856
   146,400  Northern Trust                    10,211,400
   142,000  State Street Corp.                 8,262,625
   189,200  SunAmerica, Inc.                   8,088,300
                                            ------------
                                              87,026,513
                                            ------------
HEALTH CARE (10.7%)
   117,700  Alternative Living Services        3,479,506(2)
   323,900  Dura Pharmaceuticals              14,858,913(2)
   134,800  Elan Corp. ADR                     6,900,075(2)
   150,500  HBO & Co.                          7,224,000
   296,600  Omnicare, Inc.                     9,194,600
   238,800  Quintiles Transnational            9,134,100(2)

Advisers Managers Trust                                        December 31, 1997

--------------------------------------------------------------------------------

          AMT Growth Investments

  Number                                       Market
of Shares                                     Value(1)
----------                                  ------------
   286,000  Watson Pharmaceuticals          $  9,277,125(2)
   142,600  Zonagen, Inc.                      2,593,537(2)
                                            ------------
                                              62,661,856
                                            ------------
TECHNOLOGY (16.8%)
   151,300  BMC Software                       9,929,062(2)
   120,400  Cadence Design Systems             2,949,800(2)
   113,100  CBT Group ADR                      9,288,338(2)
   234,450  CHS Electronics                    4,014,956(2)
   109,200  Citrix Systems                     8,299,200(2)
   271,900  Equifax, Inc.                      9,635,456
   217,300  J.D. Edwards & Co.                 6,410,350(2)
   162,700  KLA-Tencor                         6,284,288(2)
    32,000  Metromedia Fiber Network             532,000(2)
   249,200  Network Appliance                  8,846,600(2)
   173,300  Network Associates                 9,163,238(2)
   241,200  NEXTLINK Communications            5,140,575(2)
   112,800  Spectrian Corp.                    2,171,400(2)
   230,400  Sterling Commerce                  8,856,000(2)
   221,700  Teradyne, Inc.                     7,094,400(2)
                                            ------------
                                              98,615,663
                                            ------------
TRANSPORTATION (1.4%)
   328,800  Southwest Airlines                 8,096,700
                                            ------------
  Number                                       Market
of Shares                                     Value(1)
----------                                  ------------
UTILITIES (2.2%)
   272,500  AES Corp.                       $ 12,705,312(2)
                                            ------------
            TOTAL COMMON STOCKS
            (COST $471,115,092)              554,982,176
                                            ------------

Principal
  Amount
----------
            U.S. TREASURY SECURITIES
            (4.5%)
$26,450,000 U.S. Treasury Bills, 4.50% -
            5.10%, due 1/8/98 - 2/26/98
            (COST $26,316,574)                26,306,974
                                            ------------
            SHORT-TERM CORPORATE NOTES
            (0.5%)
 2,770,000  General Electric Capital
            Corp., 5.95%, due 1/2/98 (COST
            $2,770,000)                        2,770,000(3)
                                            ------------
            TOTAL INVESTMENTS (99.6%)
            (COST $500,201,666)              584,059,150(4)
            Cash, receivables and other
            assets, less liabilities
            (0.4%)                             2,367,527
                                            ------------
            TOTAL NET ASSETS (100.0%)       $586,426,677
                                            ------------

SEE NOTES TO SCHEDULE OF INVESTMENTS

NOTES TO SCHEDULE OF INVESTMENTS
Advisers Managers Trust                                        December 31, 1997
--------------------------------------------------------------------------------
          AMT Growth Investments
1) Investment securities of the Series are valued at the latest sales price; securities for which no sales were reported, unless otherwise noted, are valued at the mean between the closing bid and asked prices. The Series values all other securities by a method that the trustees of Advisers Managers Trust believe accurately reflects fair value. Foreign security prices are furnished by independent quotation services expressed in local currency values. Foreign security prices are translated from the local currency into U.S. dollars using current exchange rates. Short-term debt securities with less than 60 days until maturity may be valued at cost which, when combined with interest earned, approximates market value.
2) Non-income producing security.
3) At cost, which approximates market value.
4) At December 31, 1997, the cost of investments for Federal income tax purposes was $501,368,063. Gross unrealized appreciation of investments was $108,990,969 and gross unrealized depreciation of investments was $26,299,882, resulting in net unrealized appreciation of $82,691,087, based on cost for Federal income tax purposes.

SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
Advisers Managers Trust
--------------------------------------------------------------------------------
          AMT Growth Investments

                                                                        December 31,
                                                                            1997
                                                                        -------------
ASSETS
      Investments in securities, at market value* (Note A) -- see
       Schedule of Investments                                          $584,059,150
      Cash                                                                     8,804
      Receivable for securities sold                                       9,646,561
      Dividends and interest receivable                                      183,339
      Deferred organization costs (Note A)                                    44,962
      Prepaid expenses and other assets                                       12,962
                                                                        -------------
                                                                         593,955,778
                                                                        -------------
LIABILITIES
      Payable for securities purchased                                     4,421,101
      Payable for collateral on securities loaned (Note A)                 2,766,000
      Payable to investment manager (Note B)                                 254,889
      Accrued expenses                                                        87,111
                                                                        -------------
                                                                           7,529,101
                                                                        -------------
NET ASSETS Applicable to Investors' Beneficial Interests                $586,426,677
                                                                        -------------

NET ASSETS consist of:
      Paid-in capital                                                   $502,569,193
      Net unrealized appreciation in value of investment securities       83,857,484
                                                                        -------------
NET ASSETS                                                              $586,426,677
                                                                        -------------
*Cost of investments                                                    $500,201,666
                                                                        -------------

SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS
Advisers Managers Trust
--------------------------------------------------------------------------------
          AMT Growth Investments

                                                                           For the
                                                                         Year Ended
                                                                        December 31,
                                                                            1997
                                                                        -------------
INVESTMENT INCOME
    Income:
      Dividend income                                                   $  3,576,699
      Interest income                                                      1,541,282
      Foreign taxes withheld (Note A)                                        (59,926)
                                                                        -------------
        Total income                                                       5,058,055
                                                                        -------------
    Expenses:
      Investment management fee (Note B)                                   3,405,928
      Custodian fees (Note B)                                                182,838
      Legal fees                                                              30,670
      Trustees' fees and expenses                                             28,265
      Auditing fees                                                           19,945
      Amortization of deferred organization and initial offering
       expenses (Note A)                                                      19,286
      Insurance expense                                                       11,611
      Accounting fees                                                         10,000
      Miscellaneous                                                           12,149
                                                                        -------------
        Total expenses                                                     3,720,692
      Expenses reduced by custodian fee expense offset arrangement
       (Note B)                                                               (1,118)
                                                                        -------------
        Total net expenses                                                 3,719,574
                                                                        -------------
        Net investment income                                              1,338,481
                                                                        -------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS
    Net realized gain on investment securities sold                      153,191,649
    Change in net unrealized appreciation of investment securities         3,903,917
                                                                        -------------
        Net gain on investments                                          157,095,566
                                                                        -------------
        Net increase in net assets resulting from operations            $158,434,047
                                                                        -------------

SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF CHANGES IN NET ASSETS
Advisers Managers Trust
--------------------------------------------------------------------------------
          AMT Growth Investments

                                                                                Year Ended
                                                                               December 31,
                                                                            1997          1996
                                                                        --------------------------
INCREASE (DECREASE) IN NET ASSETS:

FROM OPERATIONS:
    Net investment income                                               $  1,338,481  $    222,037
    Net realized gain on investments                                     153,191,649    51,132,307
    Change in net unrealized appreciation of investments                   3,903,917    (2,450,589)
                                                                        --------------------------
    Net increase in net assets resulting from operations                 158,434,047    48,903,755
                                                                        --------------------------
TRANSACTIONS IN INVESTORS' BENEFICIAL INTERESTS:
    Additions                                                            186,375,318   182,852,512
    Reductions                                                          (327,021,324) (263,927,424)
                                                                        --------------------------
    Net decrease in net assets resulting from transactions in
     investors' beneficial interests                                    (140,646,006)  (81,074,912)
                                                                        --------------------------
NET INCREASE (DECREASE) IN NET ASSETS                                     17,788,041   (32,171,157)
NET ASSETS:
    Beginning of year                                                    568,638,636   600,809,793
                                                                        --------------------------
    End of year                                                         $586,426,677  $568,638,636
                                                                        --------------------------

SEE NOTES TO FINANCIAL STATEMENTS

NOTES TO FINANCIAL STATEMENTS
Advisers Managers Trust                                        December 31, 1997
--------------------------------------------------------------------------------
          AMT Growth Investments

NOTE A -- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:
1) GENERAL: AMT Growth Investments (the "Series") is a separate operating series of Advisers Managers Trust ("Managers Trust"), a New York common law trust organized as of May 24, 1994. Managers Trust is currently comprised of eight separate operating series. Managers Trust is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act").
      The assets of each series belong only to that series, and the liabilities of each series are borne solely by that series and no other.
2) PORTFOLIO VALUATION: Investment securities are valued as indicated in the notes following the Series' Schedule of Investments.
3) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as the Series becomes aware of the dividends. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including original issue discount, where applicable, and accretion of discount on short-term investments, is recorded on the accrual basis. Realized gains and losses from securities transactions are recorded on the basis of identified cost.
4) FEDERAL INCOME TAXES: Managers Trust intends to comply with the requirements of the Internal Revenue Code. Each series of Managers Trust also intends to conduct its operations so that each of its investors will be able to qualify as a regulated investment company. Each series will be treated as a partnership for Federal income tax purposes and is therefore not subject to Federal income tax.
5) FOREIGN TAXES: Foreign taxes withheld represent amounts withheld by foreign tax authorities, net of refunds recoverable.
6) ORGANIZATION EXPENSES: Expenses incurred by the Series in connection with its organization are being amortized by the Series on a straight-line basis over a five-year period. At December 31, 1997, the unamortized balance of such expenses amounted to $44,962.
7) EXPENSE ALLOCATION: Expenses directly attributable to a series are charged to that series. Expenses not directly attributed to a series are allocated, on the basis of relative net assets, to each of the series of Managers Trust.
8) SECURITY LENDING: Security loans involve certain risks in the event a borrower should fail financially, including delays or inability to recover the lent securities or foreclose against the collateral. The investment manager, under the general supervision of Managers Trust's Board of Trustees, monitors the creditworthiness of the parties to whom the Series make security loans. The Series will not lend securities on which covered call options have been written, or lend securities on terms which would prevent each of their investors from qualifying as a regulated investment company. Security loans to Neuberger&Berman, LLC ("Neuberger"), the Series' principal broker and sub-adviser, are made in accordance with an exemptive order issued by the Securities and Exchange Commission under the 1940 Act. The Series receives cash as collateral against the lent securities, which must be maintained at not less than 100% of the market value of the lent securities during the period of the loan. The Series receives income earned on the lent securities and a portion of the income earned on the cash collateral. During the year ended December 31, 1997, the Series lent securities to Neuberger. At December 31, 1997, the value of the securities loaned and the value of the collateral amounted to $2,515,331 and $2,766,000, respectively.

Advisers Managers Trust                                        December 31, 1997
--------------------------------------------------------------------------------
          AMT Growth Investments

9) REPURCHASE AGREEMENTS: The Series may enter into repurchase agreements with institutions that the Series' investment manager has determined are creditworthy. Each repurchase agreement is recorded at cost. The Series requires that the securities purchased in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the Series to obtain those securities in the event of a default under the repurchase agreement. The Series monitors, on a daily basis, the value of the securities transferred to ensure that their value, including accrued interest, is greater than amounts owed to the Series under each such repurchase agreement.

NOTE B -- MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES:
   The Series retains Neuberger&Berman Management Incorporated ("N&B Management") as its investment manager under a Management Agreement. For such investment management services, the Series pays N&B Management a fee at the annual rate of .55% of the first $250 million of the Series' average daily net assets, .525% of the next $250 million, .50% of the next $250 million, .475% of the next $250 million, .45% of the next $500 million, and .425% of average daily net assets in excess of $1.5 billion.
   All of the capital stock of N&B Management is owned by individuals who are also principals of Neuberger, a member firm of The New York Stock Exchange and sub-adviser to the Series. Neuberger is retained by N&B Management to furnish it with investment recommendations and research information without added cost to the Series. Several individuals who are officers and/or trustees of Managers Trust are also principals of Neuberger and/or officers and/or directors of N&B Management.
   The Series has an expense offset arrangement in connection with its custodian contract. The impact of this arrangement, reflected in the Statement of Operations under the caption Custodian fees, was a reduction of $1,118.

NOTE C -- SECURITIES TRANSACTIONS:
   During the year ended December 31, 1997, there were purchase and sale transactions (excluding short-term securities) of $690,479,950 and $857,508,371, respectively.
   During the year ended December 31, 1997, brokerage commissions on securities transactions amounted to $1,297,021, of which Neuberger received $541,724, and other brokers received $755,297.
   In addition, Neuberger's share of the total interest income earned for the year ended December 31, 1997, from the collateralization of securities loaned to or through Neuberger was $280,881.

NOTE D -- COMBINED LINE OF CREDIT:
   At December 31, 1997, the Series was a holder of an unsecured $60,000,000 combined line of credit with State Street Bank and Trust Company, to be used only for temporary or emergency purposes. Interest is charged on borrowings under this agreement at the overnight Federal Funds Rate plus .75% per annum. A facility fee of .1% per annum of the available line of credit is charged to the Series, of which the Series has agreed to pay its pro rata share, based on the ratio of its net assets to the net assets of all the participants at the time the fee is due and payable. The fee is paid quarterly in arrears, commencing June 30, 1997. No compensating balance is required. Other investment companies managed by N&B Management also participate in the line of credit on the same terms. Because several investment companies participate, there is no assurance that the Series will have access to the entire $60,000,000 at any particular time. The Series had no loans outstanding pursuant to this line of credit at December 31, 1997, nor had the Series utilized this line of credit at anytime prior to that date.

FINANCIAL HIGHLIGHTS
Advisers Managers Trust
--------------------------------------------------------------------------------
          AMT Growth Investments

                                                                   Period from
                                                  Year Ended     May 1, 1995(1)
                                                 December 31,    to December 31,
                                                1997     1996         1995
                                               ---------------------------------
RATIOS TO AVERAGE NET ASSETS:
    Gross Expenses(2)                              .58%     .59%         .59%(3)
                                               ---------------------------------
    Net Expenses                                   .58%     .59%         .59%(3)
                                               ---------------------------------
    Net Investment Income                          .21%     .04%         .31%(3)
                                               ---------------------------------
Portfolio Turnover Rate                            113%      57%          35%
                                               ---------------------------------
Average Commission Rate Paid                   $0.0386  $0.0582      $0.0412
                                               ---------------------------------
Net Assets, End of Year (in millions)           $586.4   $568.6       $600.8
                                               ---------------------------------

1) The date investment operations commenced.

2) The Series is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements.

3) Annualized.

REPORT OF ERNST & YOUNG LLP,
INDEPENDENT AUDITORS

To the Board of Trustees of
Advisers Managers Trust and
Owners of Beneficial Interest of AMT Growth Investments

   We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of AMT Growth Investments, one of the series comprising Advisers Managers Trust ("Managers Trust"), as of December 31, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of Managers Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 1997, by correspondence with the custodian and brokers or other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AMT Growth Investments of Advisers Managers Trust at December 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with generally accepted accounting principles.

                                                           /s/ ERNST & YOUNG LLP

Boston, Massachusetts
January 26, 1998